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                          AWARD AGREEMENT
                          ---------------

      THIS AWARD AGREEMENT (the "Agreement") is entered into as of the 18th day of August 1998 (hereinafter referred to as the "Date of Grant"), by and between NICHOLAS M. POWLING (the "Optionee") and LINCOLN HERITAGE
CORPORATION, a Texas corporation (the "Company").

      WITNESSETH:

      WHEREAS, Optionee is an officer of the Company, and the Company considers it desirable and in the best interest of the Company and its shareholders to give Optionee an inducement to acquire a proprietary interest in the Company and thus to promote the future growth, development and continued success of the Company.

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Company and Optionee agree as follows:

      1. GRANT OF OPTION. The Company hereby grants to Optionee the right, privilege and option to purchase (the "Option") 23,750 shares (the "Shares") of common stock, $0.01 par value, of the Company (the "Common Stock") in the manner and subject to the conditions provided herein. The purchase price of the Option Shares shall be $3.75 per share (the "Exercise Price"), subject to adjustments as herein provided.

      2. TERM OF OPTION. The term of this Option shall be for ten (10) years ending on August 17, 2008.

      3. TIME OF EXERCISE OF OPTION. This Option shall become exercisable as to one-quarter of the Shares on the first anniversary of the Date of Grant, and thereafter as to the next one-quarter of the Shares on the second anniversary of the Date of Grant, and as to the next one-quarter of the Shares on the third anniversary of the Date of Grant, and as to the remaining one-quarter of the total shares specified in Paragraph 1 hereof on the fourth anniversary of the Date of Grant, which amounts shall accumulate from year to year for the full term hereof to the extent not previously exercised, so long as Optionee shall continue to be employed by the Company or any of its subsidiaries as of such dates.

      4.   INCORPORATION OF 1998 LONG-TERM INCENTIVE PLAN.  This
Agreement is entered into pursuant to the Lincoln Heritage Corporation 1998 Long-Term Incentive Plan (hereinafter the "Plan"), which Plan is by this reference incorporated herein and made a part hereof. Unless otherwise provided herein, capitalized terms shall have the meanings ascribed to such terms in the Plan. The Option covered by this Agreement is intended to be a Nonqualified Stock Option as defined in Section 10 of the Plan. Material provisions applicable to this Option include the following:

            A. METHOD OF EXERCISE OF OPTION. This Option shall be exercisable in whole or in part to the extent then exercisable, by written notice delivered to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full of the exercise price.

           B. TERMINATION OF OPTION. This Option shall terminate in all events on the earlier of (i) the date specified in Paragraph 2 hereof, (ii) twelve months


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      after termination of Optionee's employment with the Company as a result of death, retirement or disability; provided, however, that if the Optionee dies within twelve months after termination of employment by retirement or disability, the period of exercise following death shall be three months, or (iii) three months after any other termination of Optionee's employment with the Company and its subsidiaries.

            C. NON-TRANSFERABILITY OF OPTION. This Option is non-transferable by Optionee except by will or the laws of descent and distribution or for a transfer to a Permitted Transferee (as defined in Section 13 of the Plan) and shall be exercisable during Optionee's lifetime only by Optionee or a Permitted Transferee, as the case may be. In the event of Optionee's death, the person or persons to whom the Optionee's right hereunder shall have passed may exercise this Option, to the extent exercisable at the date of death; provided, however, that no Option may be exercised after the expiration date specified in Paragraph 2 hereof.

            D.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.
      In the event of the payment of a stock dividend, a split-up or consolidation of shares, or any like capital adjustment of the Company occurring after the completion by the Company of an initial public offering of the Common Stock (the "Initial Public Offering"), then to the extent the Option hereunder remains outstanding and unexercised, there shall be a corresponding adjustment as to the number of shares covered under this Option, and in the purchase price per share, to the end that Optionee shall retain the Optionee's proportionate interest without change in the total purchase price under this Option. In no event shall any such adjustment be made to the Option for any capital adjustment of the Company occurring on or prior to the Initial Public Offering.

      5. FORFEITURE OF OPTION. The Optionee shall forfeit all unexercised Options if the Optionee competes with the business of the Company or any subsidiary of the Company, engages in any activity adverse to the best interests of the Company or any subsidiary of the Company or uses any of the trade secrets or confidential information of the Company or any subsidiary of the Company. The non-competition restriction contained in this Paragraph 5 may be waived by the Company in writing as to delineated services rendered by the Optionee to certain specified individuals and/or entities.

      6. WITHHOLDING. The Optionee agrees to make appropriate arrangements with the Company for satisfaction of any applicable Federal, state or local income tax, withholding requirements or like requirements, including the payment to the Company at the time of exercise of the Option of all such taxes and requirements.

      7. SECURITIES LAWS; LEGEND ON CERTIFICATES. Upon the acquisition of any shares of Common Stock pursuant to the exercise of this Option, the Optionee will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement. The certificates representing the shares of Common Stock purchased by exercise of this Option may be stamped or otherwise imprinted with a legend in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company may reflect stop-transfer instructions with respect to such shares of Common Stock.

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      8.   SEVERABILITY.  If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect to the greatest extent possible and without being impaired or invalidated in any way.

      9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and each of such counterparts shall, for all purposes, be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      10.  INITIAL PUBLIC OFFERING; REGISTRATION STATEMENT.
Notwithstanding any other provision of the Plan or this Agreement to the contrary, this Option may not be exercised prior to (i) the completion by the Company of the Initial Public Offering and (ii) the completion of any registration or qualification of the Option or shares of Common Stock to be received upon exercise of the Option under applicable state and Federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Company shall determine to be necessary or advisable. In the event the Initial Public Offering has not been completed on or before three hundred sixty five (365) days after the Date of Grant, this Agreement shall be void and of no effect.



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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the date and year first above written.

                                          LINCOLN HERITAGE CORPORATION


                                          By: /s/ Clifton Mitchell
                                             -------------------------------
                                          Name:   Clifton Mitchell
                                          Title:  Vice President - Actuarial




                                          OPTIONEE:



                                          /s/ Nicholas M. Powling
                                          ---------------------------------
                                          Nicholas M. Powling


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